                                                     UNITED STATES
                                           SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                                       FORM 8-K

                                                    CURRENT REPORT

                                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                                             SECURITIES EXCHANGE ACT OF 1934

                                                     June 23, 2004
                                     Date of Report (Date of earliest event reported)

                                                   ACXIOM CORPORATION
                                    (Exact name of Registrant as Specified in Charter)

                       Delaware                        0-13163                    71-0581897
            (State or Other Jurisdiction of   (Commission File Number)          (IRS Employer
                    Incorporation)                                           Identification No.)

                       1 Information Way, P. O. Box 8180
                                Little Rock, AR                                  72203-8180
                    (Address of Principal Executive Offices)                     (Zip Code)

                            Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Condensed Consolidated Statements of Earnings

ITEM 9.  REGULATION FD DISCLOSURE.

         In the Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and filed with the Securities and Exchange
Commission on June 14, 2004, Acxiom Corporation (the "Company") reclassified its statement of operations format to provide consolidated revenue along with revenue and cost of revenue for services and data.  Such reclassifications had no effect on net earnings as previously reported.  The attached schedule provides quarterly statements of earnings (unaudited) for the fiscal year ended March 31, 2004 reflecting the new presentation format and should be read in conjunction with the Company's audited consolidated financial statements (and accompanying footnotes) contained in the Form 10-K.

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                                                          SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 23, 2004

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                        --------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

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                                                            FORM 8-K

Exhibit
Number                              Description

   99.1           Condensed Consolidated Statements of Earnings

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